UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §40.14a-12

CONSOLIDATED WATER CO. LTD.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 18, 2020. CONSOLIDATED WATER CO. LTD. CONSOLIDATED WATER CO. LTD. REGATTA OFFICE PARK WINDWARD THREE, 4TH FLOOR, WEST BAY ROAD GRAND CAYMAN KY1-1102 CAYMAN ISLANDS D24549-P44424-Z78288 Meeting Information Meeting Type: Annual General Meeting For holders as of: September 15, 2020 Date: November 18, 2020 Time: 3:00 PM EST Location: Virtual Meeting Access at: www.virtualshareholdermeeting.com/cwco2020 or In Person Meeting at: Aquilex, Inc. 5810 Coral Ridge Drive, Suite 220 Coral Springs, FL 33076 XXXX XXXX XXXX XXXX The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/cwco2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual General Meeting will be a "hybrid" shareholder meeting, meaning that shareholders will be able to attend the meeting via the Internet or in person in Coral Springs, Florida. In the interest of health and safety, we strongly encourage shareholders desiring to attend the meeting to do so via the meeting website. The 16-digit control number that is printed in the box marked by the arrow (located on the third page) will be required to access the meeting in person or virtually. Attendance of the undersigned at the Annual General Meeting or any postponements or adjournments thereof will automatically revoke any previously given proxy. Therefore, shareholders attending the meeting will need to vote at the meeting in order for their shares to be counted. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 4, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/cwco2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Phone: You can vote by phone before the meeting using the phone number for telephone voting listed in the proxy statement or on the proxy card. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy statement for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available to gain access to the meeting. D24550-P44424-Z78288

Voting Items Nominees: 01) Carson K. Ebanks 02) Richard L. Finlay 2. An advisory vote on executive compensation. 3. The ratification of the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020, at the remuneration to be determined by the Audit Committee of the Board of Directors. 1. The election of four Group II directors to the Board of Directors. The Board of Directors recommends you vote FOR the following: NOTE: Such other business as may properly come before the meeting. The Board of Directors recommends you vote FOR proposals 2 and 3. D24551-P44424-Z78288 03) Clarence B. Flowers, Jr. 04) Frederick W. McTaggart

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